UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2008

Manhattan Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32639	36-3898269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Wall Street, Suite 1110
New York, New York 10005
(Address of principal executive offices) (Zip Code)

(212) 582-3950
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Manhattan Pharmaceuticals, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), dated as of November 19, 2008, among the Company and the investors set forth on Exhibit A-1 and Exhibit A-2 thereto (the “Investors”). The Securities Purchase Agreement provides for the sale by the Company of up to 500 units (each a “Unit” and collectively, the “Units”) with each Unit consisting of (i) a 12% Senior Secured Note Promissory Note in the principal amount of $5,000 (each a “Note”, and collectively, the “Notes”) and (ii) a warrant to purchase up to 166,667 shares of the Company’s common stock (“Common Stock”) at an exercise price of $.09 per share which expire on December 31, 2013 (each a “Warrant” and collectively, the “Warrants”); provided, that if 500 Units are sold, the Company may sell up to an additional 200 Units (the “Overallotment”). On November 19, 2008, the Company completed the sale of 207 Units (the “First Closing”). The Company may sell up to an additional 293 Units (493 Units if the Overallotment is exercised) in subsequent closings.

All of the Investors represented that they were “accredited investors,” as that term is defined in Rule 501(a) of Regulation D under the Securities Act, and the sale of the Units was made in reliance on exemptions provided by Regulation D and Section 4(2) of the Securities Act of 1933, as amended.

In connection with the Securities Purchase Agreement, the Company, the placement agent acting in connection with the private placement (the “Placement Agent”) and the Investors entered into a Registration Rights Agreement, dated as of November 19, 2008, and the Company agreed to file a registration statement to register the resale of the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”), within 20 days of the final closing date and to cause the registration statement to be declared effective within 90 days (or 120 days upon full review by the SEC).

To secure its obligations under the Notes, at the First Closing the Company also entered into a Security Agreement with the Investors (the “Security Agreement”) and a Default Agreement with the Investors (the “Default Agreement”). The Security Agreement provides that the Notes will be secured by a pledge of the Company’s assets other than (i) its interest in the Hedrin joint venture, including, without limitation, its interest in Hedrin Pharmaceuticals K/S and Hedrin Pharmaceuticals General Partner ApS, (ii) the Company’s rent deposit for its former office space, (iii) the Company’s refund of a prepayment and (iv) the Company’s tax refund for the 2007 fiscal year from the State of New York and City of New York. In addition, to provide additional security for its obligations under the Notes, the Company entered into a Default Agreement which provides that upon an event of default under the Notes, the Company shall at the request of the holders of the Notes use its reasonable commercial efforts to either (i) sell a part or all of its interests in the Hedrin joint venture or (ii) transfer all or part of its interest in the Hedrin JV to the holders of the Notes, as necessary, in order to fulfill its obligations under the Notes, to the extent required and to the extent permitted by the applicable Hedrin joint venture agreements.

At the First Closing the Company also entered into (i) Amendment No. 2 to the Employment Agreement with Douglas Abel, its Chief Executive Officer (the “Abel Amendment”) and (ii) Amendment No. 1 to the Employment Agreement with Michael McGuinness, its Chief Financial Officer (the “McGuinness Amendment”). The Abel Amendment and the McGuinness Amendment provide for a reduction of up to 1/3 of the salary payable to Messrs. Abel and McGuinness, respectively, until the Company shall have received at least $2,500,000 of gross proceeds from the sale of the Units or other sales of securities or from other revenue received by the Company in the operation of its business or any combination of the foregoing.

In connection with the First Closing, the Company incurred expenses which included, without limitation, commissions to the Placement Agent, legal and accounting fees, and other miscellaneous expenses, of approximately $245,000. In addition, the Company issued a warrant to purchase 5,175,010 shares of Common Stock at an exercise price of $.09 per share to the Placement Agent (the “Placement Agent Warrant”) as additional compensation for its services. Further, the Company granted the Placement Agent the right to nominate a member of the Board of Directors of the Company and such director shall receive all compensation and benefits provided to the other directors of the Company. Additionally, upon such director’s appointment to the Board of Directors he shall be issued a warrant to purchase 1,000,000 shares of Common Stock at a per share exercise price equal to the greater of (i) the fair market value on the date of issuance or (ii) $.09.

The Company did not use any form of advertising or general solicitation in connection with the sale of the Units. The Notes, the Warrants and the Warrant Shares are non-transferable in the absence of an effective registration statement under the Act, or an available exemption therefrom, and all certificates are imprinted with a restrictive legend to that effect.

The description of the private placement described in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement filed as Exhibit 10.1 hereto, the Registration Rights Agreement filed as Exhibit 10.2 hereto, the Security Agreement filed as Exhibit 10.3 hereto, the Default Agreement filed as Exhibit 10.4 hereto, the form of Note filed as Exhibit 10.5 hereto, the form of Warrant filed as Exhibit 10.6 hereto, the Abel Amendment filed as Exhibit 10.7 hereto, the McGuinness Amendment filed as Exhibit 10.8 hereto and the form of Placement Agent Warrant files as Exhibit 10.9 (collectively, the “Transaction Documents”), all of which are incorporated herein by reference. The forms of the Transaction Documents have been included to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about the Company. The Transaction Documents contain certain representations and warranties, as well as indemnification with respect to a breach of such representations or warranties. Investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts because they were made only as of the respective dates of the Transaction Documents. In addition, information concerning the subject matter of the representations and warranties may change after the respective dates of the Transaction Documents, and such subsequent information may not be fully reflected in the Company’s public disclosures. A copy of issued by the Company in connection with the private placement is filed as Exhibit 99.1 hereto.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as "may," "will," "should," "plan," "expect," "anticipate," "estimate" and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management's judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007 filed with the Securities and Exchange Commission.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in response to this Item 3.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in response to this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Securities Purchase Agreement, dated November 19, 2008, by and among the Company and the investors listed on Exhibit A-1 and A-2 thereto.

10.2	Registration Rights Agreement, dated November 19, 2008, by and among the Company, the Placement Agent and the investors listed on Exhibit A thereto.

10.3	Security Agreement, dated November 19, 2008, by and among the Company and each person named on Exhibit A-1 and A-2 of the Securities Purchase Agreement.

10.4	Default Agreement, dated November 19, 2008, by and among the Company and the persons and entities listed on Schedule A thereto.

10.5	Form of 12% Senior Secured Promissory Note

10.6	Form of Warrant

10.7	Amendment No. 2 to the Employment Agreement between the Company and Douglas Abel, dated November 19, 2008.

10.8	Amendment No. 1 to the Employment Agreement between the Company and Michael McGuinness, dated November 19, 2008.

10.9	Form of Placement Agent Warrant

99.1	Press release issued by the Company on November 25, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANHATTAN PHARMACEUTICALS, INC.

Date: November 25, 2008	By:	/s/ Michael G. McGuinness
Michael G. McGuinness
Chief Financial Officer